UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 Or 15(D) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 6, 2011


                               AMWEST IMAGING INC.
                           815 John Street, Suite 210K
                              Evansville, IN 47713
                                  323.556.0710

           NEVADA                         333-147959               56-2646829
(State or other Jurisdiction of          (Commission             (IRS Employer
 Incorporation or organization)          File Number)              I.D. No.)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 6, 2011, registrant completed the transactions contemplated by a Share Exchange Agreement of September 6, 2011, by and amount registrant Amwest Imaging Incorporated, a Nevada corporation, and the shareholders of Instant Website Technology Inc. ("IWTI") Accordingly, registrant acquired all of the issued and outstanding shares of Instant Website Technology Inc., in exchange for the issuance in the aggregate of 6,060,000 shares of common stock of registrant. As a result of the Share Exchange Agreement, Instant Website Technology Inc., Inc. became a wholly-owned subsidiary of registrant.

Instant Website Technology Inc.'s primary business is providing relationship building tools and processes that help any business cultivate profitable relationships with customers, all through web-based solutions.

These web based solutions were created by the Company specifically for businesses in need of a website and related online marketing tools. The primary component of this web based solution, an on-demand fold out turn-key website for immediate use.

The websites designed are highly advanced, niche creations that exceed the needs of small businesses in the target market. All of the websites developed are custom made from the design to the coding used.

The Company derives its revenue by charging a basic monthly fee of $49.99 for anyone wanting to build, develop and maintain a website. Following the website creation, design, and listing online, the client can utilize additional online tools to develop a marketing plan for its customer base implementing SMS technology ("texting") and email marketing which is a must-have in today's social networking environment.

It is the Company's goal to provide a high end turnkey solution to any businesses web presence that both increases the quality of the website as well as vastly reduce the cost by eliminating the need for a dedicated web designer. The client can properly train their staff to maintain and grow the website as needed. Ultimately what IWTI is doing is providing a high quality solution that will eliminate unknown costs to the small business and empower them to maintain an online web presence.

ITEM 2.01 COMPLETION OF ACQUISITION OF ASSETS

On September 6, 2011, Amwest Imaging Incorporated acquired all of the issued and outstanding shares of Instant Website Technology Inc., Inc., thereby making Instant Website Technology Inc. a wholly-owned subsidiary of Amwest Imaging Inc.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Readers are urged to carefully review and consider the various disclosures made by us in this report and our other filings with the SEC. These reports attempt to advise interested parties of the risks and factors that may affect our business, financial condition and results of operations and prospects.

USE OF TERM

Except as otherwise indicated by the context, references in this report to:

"we," "us," "our," or "the Company" are to the business of Amwest Imaging Incorporated, a Nevada corporation.

     *    "SEC" are to the Securities and Exchange Commission;

     *    "Securities Act" are to the Securities Act of 1933, as amended;

     *    "Exchange Act" are to the Securities Exchange Act of 1934, as amended;

     * "U.S. dollars," "dollars" and "$" are to the legal currency of the United States.

OVERVIEW

Instant Website Technology, Inc. ("ITWI" or the "Company") was incorporated in the State of Nevada on January 14, 2010 and commenced business on July 26, 2010. ITWI's primary business is providing relationship building tools and processes that help any business cultivate profitable relationships with customers, all through web based solutions. ITWI provides internet marketing through turnkey solutions, primarily through its website: MyRestaurantWeb.com. MyRestaurantWeb.com strives to provide powerful web presence technology to businesses that rely on customer communication and interactivity with their web properties.

FINANCIAL PERFORMANCE HIGHLIGHTS

The following summarizes certain key financial information for the inception period ended June 30, 2011:

* REVENUES: Our revenues were $489,140 for the inception period ended June 30, 2011.

     Our primary source of revenue was derived from our offering of website marketing, on a monthly subscription basis. The Company derives its revenue by charging a basic monthly fee of $49.99 for anyone wanting to build, develop and maintain a website. Following the website creation, design, and listing online, the client can utilize additional online tools to develop a marketing plan for its customer base implementing SMS technology ("texting") and email marketing which is a must-have in today's social networking environment. We charge our customers on a monthly service program. Our program is designed to help our customers marketing efforts through website technology developed. We do not pre-bill our customers on annual or other basis, instead we bill on monthly basis, through credit card or direct payments, for the purpose of limiting our liabilities. We have considered annual payment programs to help cash flows; however that policy has not been instituted. We derived $35,940 from these recurring customers.

     During the year we sold our program platform to two unrelated industries, in the aggregate of $453,200. These sales were to unrelated parties in unrelated industries. These sales had no modification requirement or post service contract requirements. These amounts were collected, as the sale was final. We do not anticipate that this will be a recurring source of revenue, but may consider similar offers as they are presented.

* OPERATING EXPENSES: We have no information for the purpose of comparison. Our general and administrative expenses were incurred for our initial infrastructure and organization, consisting primarily of compensation and benefits to our general management, finance and administrative staff, professional advisor fees and other expenses incurred in connection with general operations. The general and administrative expenses were $122,339 for the inception period ended June 30, 2011. We incurred costs for our product development in the amount of $288,984. These costs were incurred in the betterment of our turn-key process, after the initial software development and after the marketing our product, therefore expensing the costs incurred. We do anticipate that there will be ongoing development, as we add additional offerings and as technology advances. Professional expenses, in the amount of $70,771 were related to management consultant and legal, related to our sales contracts and public efforts, including costs involved with the reverse merger.

*    NET LOSS: Net loss was $ 165,890 for the inception period ended June 30,
     2011.

LIQUIDITY AND CAPITAL RESOURCES

As reflected in the accompanying financial statements, the Company has incurred a loss, resulting in an accumulated deficit of $165,890 for the initial period ended June 30, 2011. The Company has had a net cash used in operating activities of $18,183. The Company has working capital of $9,839. The Company believes that the current increasing revenues, the potential for additional sales of platform, the reduction in future development costs, and temporary financial support from the majority shareholder are positive factors that remove substantial doubt about the ability of the Company to continue as a going concern. Management emphasizes that although it is currently implementing its business plan, the Company is seeking additional sources of equity or debt financing and there is no assurance these activities will be successful.

As of June 30, 2011, we had $19,885 cash and cash equivalents. We believe that the cash available will be sufficient for only one month and is relying on recurring revenues and financial support to maintain operations. The following table provides detailed information about our net cash flow for all financial statement periods presented in this report. To date, we have financed our operations primarily through cash flows from operations and short-term borrowings from related party.

CASH FLOW

                                                                   For Inception
                                                                   Period Ended
                                                                     June 30,
                                                                       2011
                                                                     --------
Net cash used in operating activities                                $(18,183)
Net cash used in investing activities                                  (1,932)
Net cash provided by financing activities                             (40,000)
Net increase (decrease) in cash and cash equivalents                   19,885
Cash and cash equivalents at beginning of the year                         --
Cash and cash equivalents at end of the year                           19,885

OPERATING ACTIVITIES

Net cash provided by operating activities was $19,885 for the inception period ended June 30, 2011. The net cash provided by operating activities is primarily generated from the net income earned during the period. During the year we benefited from advances from our majority shareholder in the amount of $10,046. As this amount occurred in the payment of expenses on behalf of the Company, the amount is considered as an operating activity for cash flow purposes. This amount is non-interest bearing and has no repayment terms.

FINANCING ACTIVITIES

Net cash provided by financing activities was $40,000 for the inception period ended June 30, 2011. The net cash provided by financing activities is primarily due to cash received from the sale of our common stock to unrelated parties.

OBLIGATIONS UNDER MATERIAL CONTRACTS

We have no obligations to pay cash or deliver cash to any other party.

INFLATION

Inflation and changing prices have not had a material effect on our business and we do not expect that inflation or changing prices will materially affect our business in the foreseeable future. However, our management will closely monitor price changes in our industry and continually maintain effective cost controls in operations.

OFF BALANCE SHEET ARRANGEMENTS

We do not have any off balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity or capital expenditures or capital resources that is material to an investor in our securities.

CRITICAL ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires our management to make assumptions, estimates and judgments that affect the amounts reported, including the notes thereto, and related disclosures of commitments and contingencies, if any. We have identified certain accounting policies that are significant to the preparation of our financial statements. These accounting policies are important for an understanding of our financial condition and results of operation. Critical accounting policies are those that are most important to the portrayal of our financial conditions and results of operations and require management's difficult, subjective, or complex judgment, often as a result of the need to make estimates about the effect of matters that are inherently uncertain and may change in subsequent periods. Certain accounting estimates are particularly sensitive because of their significance to financial statements and because of the possibility that future events affecting the estimate may differ significantly from management's current judgments. We believe the following critical accounting policies involve the most significant estimates and judgments used in the preparation of our financial statements:

*    ACCOUNTS RECEIVABLE, CREDIT

     The Company currently supplies their web solutions on a monthly basis, billing on the month of services and collection on customer accounts through credit cards or direct payments. The Company does not issue credit on services provided, therefore there are no accounts receivable. No allowance for doubtful accounts is considered necessary to be established for amounts that may not be recoverable, since there has been no credit issued.

*    SOFTWARE DEVELOPMENT COSTS AND CAPITAL TECHNOLOGY

     The Company accounts for software development costs in accordance with several accounting pronouncements, including FASB ASC 730, Research and Development, FASB ASC 350-40, Internal-Use Software, FASB 985-20, Costs of Computer Software to be Sold, Leased, or Marketed and FASB ASC 350-50, Website Development Costs. The Company has capitalized the cost of the technology license purchased from an unrelated third party. At the time of purchase the technology was available to be marketed. As such additional costs to customize, modify and betterment to the existing product was charged to expense as it was incurred

     Capitalized software costs are stated at cost. The estimated useful life of costs capitalized is evaluated for each specific project and is currently being amortized over five years. Amortization is computed on a straight line basis. The carrying amount of all long-lived assets is evaluated periodically to determine if adjustment to the amortization period or the unamortized balance is warranted. Based upon its most recent analysis, the Company believes that no impairment of the proprietary software existed at June 30, 2011.

*    REVENUE RECOGNITION

     The Company recognizes revenue on arrangements in accordance with FASB ASC No. 605, Revenue Recognition. In all cases, revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed and collectability is reasonably assured.

     Consideration for future services are made by customers in advance of those services being provided. All accounts are currently on a month to month service, therefore revenue is recognized ratably over the period that the services are subscribed, the current month. The Company does not offer annual or other term agreements; therefore there is no unearned portion or deferral of revenue. Services are billed in advance of the period those services are provided.

     The Company has not issued guarantees or other warrantees on the advertising subscription success or results. The Company has not experienced any refund requests or committed to any adjustments for terminated subscriptions. The Company does not believe that there is any required liability.

     The Company has sold their bundled platform to two customers during the period ended June 30, 2011. These sales were without recourse. There were no provisions for licensing terms, modifications, training or other post service contract arrangements. Since sale was final, revenue was recognized on delivery.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Effective as of September 6, 2011, pursuant to the terms of the Share Exchange Agreement described in Items 1.01, 2.01 and 5.01, registrant issued 6,060,000 shares of its common stock to the shareholders of Instant Website Technology Inc., Inc., in exchange for all of the issued and outstanding capital stock of Instant Website Technology Inc., Inc.

The shares of common stock issued under the Share Exchange Agreement were not registered under the Securities Act of 1933 (the "Securities Act"), and bear restrictive legends that reflect this status. The securities were issued in a private placement in reliance on the exemption from registration provided by
Section 4(2) of the Securities Act. Registrant did not engage in any general solicitation or advertisement for the issuance of these securities.

In connection with this issuance, each person represented that the securities such person is acquiring cannot be resold except pursuant to a effective registration under the Securities Act or in reliance on an exemption from the registration requirements of the Securities Act, and that the certificates representing such securities bear a restrictive legend to that effect and/or such person intends to acquire the securities for investment only and not with a view to the resale thereof

ITEM 5.01 CHANGE IN CONTROL OF REGISTRANT

Other than the transactions and agreements disclosed in this Form 8-K (or previously reported in the Form 8-K of August 30, 2011 ) , registrant knows of no arrangements which may result in a change in control of registrant.

No officer, director, promoter, or affiliate of registrant has, or proposes to have, any direct or indirect material interest in any asset proposed to be acquired by registrant through security holdings, contracts, options, or otherwise.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On August 29, 2011, the Board of Directors (the "Board") of Amwest Imaging Incorporated, a Nevada Corporation (the "Company") received the resignation of Mr. Patrick Moore acting as the Company's President, Secretary, Treasurer, and as a member of the Board of Directors.

Effective August 29, 2011, the Board of Directors (the "Board") of the Company, elected Mr. Jason Gerteisen (age 28) as the sole Director, President, Secretary and Treasurer of the company.

On August 29, 2011, in connection with the closing of the acquisition of Instant Website Technologies Inc., the outgoing board of directors of registrant elected the following persons to fill the vacancies created by the resignation of the officers:

JASON GERTEISEN         28               President, Secretary, Director

The members of registrant's Board of Directors serve until the next annual meeting of the stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors.

Information about our officers and directors are as follow

Mr. Gerteisen, of Evansville, Indiana, is a successful leader in sales and management, with a focus on technology and web-based businesses.

As the Campaign Manager for Jim Tomes for Senate in Indiana, he designed and ran a campaign that resulted in a huge win for the republican candidate of a seat that had been held by democrats for over 15 years. While studying Global Business Management at the University of Phoenix, he managed many quality and successful projects as a Project Manager of companies in the construction industry.

Mr. Gerteisen continued to develop his skills in web design and internet marketing. Utilizing these skills, he helped to create and market several successful websites.

As the former CEO of his own tech company, Mr. Gerteisen has guided the way for others in his industry utilizing social marketing tools, web design, and internet marketing to help create a global network of clients and business builders.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

                        INSTANT WEBSITE TECHNOLOGY, INC.
                              Financial Statements
                   For the Years Ended June 30, 2011 and 2010

                                                                            Page
                                                                            ----
Financial Statements:
  Report of Independent Registered Public Accounting Firm                    10
  Balance Sheet                                                              11
  Statement of Operations                                                    12
  Statement of Changes in Stockholders' Equity                               13
  Statement of Cash Flows                                                    14
  Notes to Audited Financial Statements                                      15

[LOGO]                                                            PETER MESSINEO
                                                     CERTIFIED PUBLIC ACCOUNTANT
                                             1982 OTTER WAY PALM HARBOR FL 34685
                                                                PETER@PM-CPA.COM
                                                   T 727.421.6268 F 727.674.0511
================================================================================

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders:
Instant Website Technology, Inc.
Bradenton, Florida

I have audited the balance sheets of Instant Website Technology, Inc. as of June 30, 2011 and 2010 and the related statement of operations, changes in stockholder's equity, and cash flows for the year ended June 30, 2011 and the period January 14, 2010 (date of inception) through June 30, 2010. These financial statements are the responsibility of the Company's management. My responsibility was to express an opinion on these financial statements based on my audits.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements were free of material misstatement. The Company was not required to have, nor was I engaged to perform, an audit of its internal control over financial reporting. My audit included consideration of internal control over financial reporting as a basis for designing audit procedures that were appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, I express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provide a reasonable basis for my opinion.

In my opinion, the financial statements, referred to above, present fairly, in all material respects, the financial position of Instant Website Technology, Inc. as of June 30, 2011 and 2010, and the results of its operations and its cash flows for the year ended June 30, 2011 and for the period January 14, 2010 (date of inception) through June 30, 2011, in conformity with accounting principles generally accepted in the United States of America.


/s/ Peter Messineo, CPA
---------------------------------
Peter Messineo, CPA
Palm Harbor, Florida
November 16, 2011

                        Instant Website Technology, Inc.
                                 Balance Sheets

                                                            June 30,             June 30,
                                                              2011                 2010
                                                           ----------           ----------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                $   19,885           $       --
                                                           ----------           ----------
      TOTAL CURRENT ASSETS                                     19,885                   --
                                                           ----------           ----------
Property and equipment, net of accumulated
 depreciation of $161 and $0, respectively                      1,771                   --
Intangible assets, net of accumulated
 Amortization of $137,500 and $0, respectively                612,500                   --

                                                           ----------           ----------

      TOTAL ASSETS                                         $  634,156           $       --
                                                           ==========           ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable and accrued expenses                    $       --           $       --
  Loans from shareholder                                       10,046                   --
                                                           ----------           ----------
      TOTAL CURRENT LIABILITIES                                10,046                   --
                                                           ----------           ----------
      TOTAL LIABILITIES                                        10,046                   --
                                                           ----------           ----------

STOCKHOLDERS' EQUITY
  Common stock: 10,000,000 authorized; $0.001 par
   value 21,060,043 and 0 shares issued and
   outstanding, respectively                                   21,060                   --
  Additional paid in capital                                  768,940                   --
  Accumulated deficit                                        (165,890)                  --
                                                           ----------           ----------
      TOTAL STOCKHOLDERS' EQUITY                              624,110                   --
                                                           ----------           ----------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $  634,156           $       --
                                                           ==========           ==========


       See auditor's report and notes to the audited financial statements

                        Instant Website Technology, Inc.
                             Statements of Operation

                                                               For the Period
                                                              January 14, 2010
                                          For the Year       (date of inception)
                                             Ended                through
                                            June 30,              June 30,
                                              2011                  2010
                                          ------------          ------------
REVENUES                                  $    489,140          $         --
                                          ------------          ------------
OPERATING EXPENSES
  Marketing and sales
  Compensation                                  35,275                    --
  Professional                                  70,771                    --
  General and administrative                   122,339                    --
  Research and development                     288,984                    --
  Depreciation and amortization                137,661                    --
                                          ------------          ------------
TOTAL OPERATING EXPENSES                       655,030                    --
                                          ------------          ------------

NET LOSS                                  $   (165,890)         $         --
                                          ============          ============

Basic and diluted loss per share          $      (0.01)         $         --
                                          ============          ============
Weighted average number of
 shares outstanding                         16,481,224                    --
                                          ============          ============


       See auditor's report and notes to the audited financial statements

                        Instant Website Technology, Inc.
                        Statement of Stockholders' Equity

                                        Common Stock                Additional
                                   -----------------------           Paid in         Accumulated
                                   Shares           Amount           Capital           Deficit            Total
                                   ------           ------           -------           -------            -----
Balance as of January 14, 2010            --      $        --      $        --       $        --       $        --
                                 -----------      -----------      -----------       -----------       -----------
Common shares issued:
  July 26, 2011, to founders
   for cash                       18,000,000           18,000            7,000                              25,000
  August 1, 2010in exchange
   for technology, at $.25
   per share                       3,000,000            3,000          747,000                             750,000
  October 8, 2011, for cash,
   at $.25 per share                  40,000               40            9,960                              10,000
  October 8, 2011, for cash,
   at $.25 per share                  20,043               20            4,980                               5,000

Net loss                                                                                (165,890)         (165,890)
                                 -----------      -----------      -----------       -----------       -----------

Balance, June 30, 2011            21,060,043      $    21,060      $   768,940       $  (165,890)      $   624,110
                                 ===========      ===========      ===========       ===========       ===========


       See auditor's report and notes to the audited financial statements

                        Instant Website Technology, Inc.
                            Statements of Cash Flows

                                                                                 For the Period
                                                                                January 14, 2010
                                                             For the Year     (date of inception)
                                                                Ended               through
                                                               June 30,             June 30,
                                                                 2011                 2010
                                                              ----------           ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net (loss)                                                  $ (165,890)          $       --
  Adjustment to reconcile Net Income to net
   cash provided by operations:
     Depreciation and amortization                               137,661                   --
  Changes in assets and liabilities:
     Accounts payable and accrued expenses                            --                   --
     Advances by shareholder                                      10,046                   --
                                                              ----------           ----------
           NET CASH USED IN OPERATING ACTIVITIES                 (18,183)                  --
                                                              ----------           ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of equipment                                           (1,932)                  --
                                                              ----------           ----------
           NET CASH USED IN INVESTING ACTIVITIES                  (1,932)                  --
                                                              ----------           ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Issuance of common stock for cash                               40,000                   --
                                                              ----------           ----------
           NET CASH PROVIDED BY FINANCING ACTIVATES               40,000                   --
                                                              ----------           ----------

Net increase (decrease) in cash and cash equivalents              19,885                   --
Cash and cash equivalents, beginning of period                        --                   --
                                                              ----------           ----------

CASH AND CASH EQUIVALENTS, END OF PERIOD                      $   19,885           $       --
                                                              ==========           ==========
Supplemental Cash Flow Information:
  Cash paid for interest                                      $       --           $       --
                                                              ==========           ==========
  Cash paid for taxes                                         $       --           $       --
                                                              ==========           ==========
Non-cash transactions:
  Issuance of shares for intangible assets                    $  750,000           $       --
                                                              ==========           ==========


       See auditor's report and notes to the audited financial statements

                        INSTANT WEBSITE TECHNOLOGY, INC.
                        Notes to the Financial Statements
                        For the Years Ended June 30, 2011

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS
Instant Website Technology, Inc. ("ITWI" or the "Company") was incorporated in the State of Nevada on January 14, 2010 and commenced business on July 26, 2010. ITWI's primary business is providing relationship building tools and processes that help any business cultivate profitable relationships with customers, all through web based solutions. ITWI provides internet marketing through turnkey solutions, primarily through its website: MyRestaurantWeb.com. MyRestaurantWeb.com strives to provide powerful web presence technology to businesses that rely on customer communication and interactivity with their web properties.

BASIS OF PRESENTATION
The Financial Statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles ("GAAP") of the United States. In the opinion of management, these financial statements include all adjustments necessary in order to make them not misleading.

USE OF ESTIMATES
The Financial Statements have been prepared in conformity with U.S. GAAP, which requires using management's best estimates and judgments where appropriate. These estimates and judgments affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ materially from these good faith estimates and judgments.

FINANCIAL INSTRUMENTS
The Company's balance sheet includes certain financial instruments. The carrying amounts of current assets and current liabilities approximate their fair value because of the relatively short period of time between the origination of these instruments and their expected realization.

Financial Accounting Standards Board (FASB) Accounting Standards Codification
(ASC) 820 "Fair Value Measurements and Disclosures" (ASC 820) defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.. ASC 820 also establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

* Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities

* Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (e.g., interest rates); and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

* Level 3 - Inputs that are both significant to the fair value measurement and unobservable.

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of June 30, 2011. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values due to the short-term nature of these instruments.

The Company applied ASC 820 for all non-financial assets and liabilities measured at fair value on a non-recurring basis. The adoption of ASC 820 for non-financial assets and liabilities did not have a significant impact on the Company's financial statements.

As of June 30, 2011 the fair values of the Company's financial instruments approximate their historical carrying amount.

CASH AND CASH EQUIVALENTS
Cash and cash equivalents includes all cash deposits and highly liquid financial instruments with a maturity of three months or less.

ACCOUNTS RECEIVABLE, CREDIT
The Company currently supplies their web solutions on a monthly basis, billing on the month of services and collection on customer accounts through credit cards or direct payments. The Company does not issue credit on services provided, therefore there are no accounts receivable. No allowance for doubtful accounts is considered necessary to be established for amounts that may not be recoverable, since there has been no credit issued.

SOFTWARE DEVELOPMENT COSTS AND CAPITAL TECHNOLOGY
The Company accounts for software development costs in accordance with several accounting pronouncements, including FASB ASC 730, Research and Development, FASB ASC 350-40, Internal-Use Software, FASB 985-20, Costs of Computer Software to be Sold, Leased, or Marketed and FASB ASC 350-50, Website Development Costs. The Company has capitalized the cost of the technology license purchased from an unrelated third party. At the time of purchase the technology was available to be marketed. As such additional costs to customize, modify and betterment to the existing product was charged to expense as it was incurred

Capitalized software costs are stated at cost. The estimated useful life of costs capitalized is evaluated for each specific project and is currently being amortized over five years. Amortization is computed on a straight line basis. The carrying amount of all long-lived assets is evaluated periodically to determine if adjustment to the amortization period or the unamortized balance is

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
warranted. Based upon its most recent analysis, the Company believes that no impairment of the proprietary software existed at June 30, 2011.

LONG-LIVED ASSETS AND INTANGIBLE PROPERTY:
Long-lived assets such as property, equipment and identifiable intangibles are reviewed for impairment whenever facts and circumstances indicate that the carrying value may not be recoverable. When required impairment losses on assets to be held and used are recognized based on the fair value of the asset. The fair value is determined based on estimates of future cash flows, market value of similar assets, if available, or independent appraisals, if required. If the carrying amount of the long-lived asset is not recoverable from its undiscounted cash flows, an impairment loss is recognized for the difference between the carrying amount and fair value of the asset. When fair values are not available, the Company estimates fair value using the expected future cash flows discounted at a rate commensurate with the risk associated with the recovery of the assets. The Company did not recognize any impairment losses for any periods presented.

SHARE-BASED PAYMENTS
Share-based payments to employees, including grants of employee stock options are recognized as compensation expense in the financial statements based on their fair values, in accordance with FASB ASC Topic 718. That expense is recognized over the period during which an employee is required to provide services in exchange for the award, known as the requisite service period (usually the vesting period). The Company had no common stock options or common stock equivalents granted or outstanding for all periods presented. The company may issue shares as compensation in the future periods for employee services.

The Company may issue restricted stock to consultants for various services. Cost for these transactions will be measured at the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. The value of the common stock is to be measured at the earlier of (i) the date at which a firm commitment for performance by the counterparty to earn the equity instruments is reached or (ii) the date at which the counterparty's performance is complete. The company has issue shares as compensation in the future period for services associated with the registration of the common shares.

REVENUE RECOGNITION
The Company recognizes revenue on arrangements in accordance with FASB ASC No. 605, Revenue Recognition. In all cases, revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed and collectability is reasonably assured.

Consideration for future services are made by customers in advance of those services being provided. All accounts are currently on a month to month service, therefore revenue is recognized ratably over the period that the services are subscribed, the current month. The Company does not offer annual or other term agreements; therefore there is no unearned portion or deferral of revenue. Services are billed in advance of the period those services are provided.

The Company has not issued guarantees or other warrantees on the advertising subscription success or results. The Company has not experienced any refund requests or committed to any adjustments for terminated subscriptions. The Company does not believe that there is any required liability.

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
The Company has sold their bundled platform to two customers during the period ended June 30, 2011. These sales were without recourse. There were no provisions for licensing terms, modifications, training or other post service contract arrangements. Since sale was final, revenue was recognized on delivery.

ADVERTISING
The costs of advertising are expensed as incurred. Advertising expense was $0 for the year ended June 30, 2011. Advertising expenses, when incurred are to be included in the Company's operating expenses.

RESEARCH AND DEVELOPMENT
The Company expenses research and development costs when incurred. Research and development costs include engineering and testing of product and outputs. Indirect costs related to research and developments are allocated based on percentage usage to the research and development. Research and development costs were $288,984 for the year ending June 30, 2011.

INCOME TAXES
The Company accounts for income taxes under the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") No. 740, Income Taxes ("ASC 740"). Under ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under ASC 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

EARNINGS (LOSS) PER SHARE
Basic earnings (loss) per share calculations are determined by dividing net income (loss) by the weighted average number of shares outstanding during the year. Diluted earnings (loss) per share calculations are determined by dividing net income (loss) by the weighted average number of shares. The Company does not have any potentially dilutive instruments and, thus, anti-dilution issues are not applicable.

2. RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04, "Fair Value Measurement (Topic
820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs", which is intended to improve comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. generally accepted accounting principles and International Financial Reporting Standards. This standard clarifies the application of existing fair value measurement requirements including (1) the application of the highest and best use valuation premise, (2) the methodology to measure the fair value of an instrument classified in a reporting entity's shareholders' equity, (3) disclosure requirements for quantitative information on Level 3 fair value measurements and (4) guidance on measuring the fair value of financial instruments managed within a portfolio. In addition, the standard

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
requires additional disclosures of the sensitivity of fair value to changes in unobservable inputs for Level 3 securities. This standard is effective for interim and annual reporting periods ending on or after December 15, 2011. The adoption of this guidance is not expected to have a significant impact on the Company's financial statements.

In June 2011, the FASB issued ASU No. 2011-05, "Presentation of Comprehensive Income", which requires that comprehensive income be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The standard also requires entities to disclose on the face of the financial statements reclassification adjustments for items that are reclassified from other comprehensive income to net earnings. This standard no longer allows companies to present components of other comprehensive income only in the statement of equity. This standard is effective for interim and annual reporting periods beginning after December 15, 2011. The adoption of this guidance is not expected to have a significant impact on the Company's financial statements other than the prescribed change in presentation.

Except for rules and interpretive releases of the SEC under authority of federal securities laws and a limited number of grandfathered standards, the FASB Accounting Standards Codification(TM) ("ASC") is the sole source of authoritative GAAP literature recognized by the FASB and applicable to the Company. Management has reviewed the aforementioned rules and releases and believes any effect will not have a material impact on the Company's present or future financial statements.

3. CAPITALIZED ASSETS

PROPERTY AND EQUIPMENT consists of the following, as of June 30:

                                                       2011            2010
                                                     --------        --------
Computer equipment                                   $  1,932        $     --
Less accumulated depreciation                             161              --
                                                     --------        --------

                                                     $  1,771        $     --
                                                     ========        ========

Depreciation expense was $161 and $0 for the year ended June 30, 2011 and for the period January 14, 2010 (date of inception) through June 30, 2010, respectively.

INTANGIBLE ASSETS
The Company has capitalized the cost of acquiring their technology for internal and external use. The purchase price was valued at the agreed upon price with the unrelated party. Acquired software costs consist of the following, as of June 30:

                                                     June 30,       December 31,
                                                       2011            2009
                                                     --------        --------
Software: Asset Central                              $750,000        $     --
Less accumulated amortization                         137,500              --
                                                     --------        --------

                                                     $612,500        $     --
                                                     ========        ========

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
Future amortization:
  2012                                                               $150,000
  2013                                                                150,000
  2014                                                                150,000
  2015                                                                150,000
  2016 and thereafter                                                  12,500
                                                                     --------

                                                                     $612,500
                                                                     ========

Amortization expense was $137,500 and $0 for the year ended June 30, 2011 and for the period January 14, 2010 (date of inception) through June 30, 2010, respectively.

4. INCOME TAXES

The Company utilizes the liability method of accounting for income taxes. Under the liability method deferred tax assets and liabilities are determined based on the differences between financial reporting basis and the tax basis of the assets and liabilities and are measured using enacted tax rates and laws that will be in effect, when the differences are expected to reverse. An allowance against deferred tax assets is recognized, when it is more likely than not, that such tax benefits will not be realized.

The Company has not recognized an income tax benefit for its operating losses generated from operations, based on uncertainties concerning its ability to generate taxable income in future periods. The tax benefit for the periods presented is offset by a valuation allowance established against deferred tax assets arising from operating losses and other temporary differences, the realization of which could not be considered more likely than not. In future periods, tax benefits and related deferred tax assets will be recognized when management considers realization of such amounts to be more likely than not.

Deferred tax assets resulted from the net operating losses generated by the Company. The Company provides for income taxes, for the periods ended June 30, is as follows:

                                                       2011              2010
                                                     --------          --------
CURRENT PROVISION
  Income tax provision (benefit) at
   statutory rate                                    $(56,400)         $     --
  State income tax expense (benefit),
   net of federal benefit                              (6,100)               --
                                                     --------          --------
subtotal                                              (62,500)               --
Valuation allowance                                    62,500                --
                                                     --------          --------

                                                     $     --          $     --
                                                     ========          ========

Under the Internal Revenue Code of 1986, as amended, these losses can be carried forward twenty years. As of June 30, 2011 the Company has no net operating loss carry forwards, as the Company commenced operations during the year ended June 30, 2011.

The Company is currently open to audit under the statute of limitations by the Internal Revenue Service for the short year ending June 30, 2010 (year of

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
inception). The Company recognizes interest and penalties related to income taxes in income tax expense. The Company had incurred no penalties and interest for the years ended June 30, 2011.

5. RELATED PARTY TRANSACTIONS

LOANS FROM SHAREHOLDER
In support of the Company's efforts and cash requirements, it is relying on advances from related parties until such time that the Company can support its operations or attains adequate financing through sales of its equity or traditional debt financing. Amounts represent advances or amounts paid in satisfaction of certain liabilities as they come due. The advances are considered temporary in nature and have not been formalized by a promissory note. Notes are considered payable on demand and is non-interest bearing. The Company owed $10,046 and $0 to its majority shareholder as of June 30, 2011 and 2010, respectively. No interest has been accrued or imputed on these debts, as management believes that interest expense would be immaterial.

The majority shareholder has pledged his support to fund continuing operations; however there is no written commitment to this effect. The Company is dependent upon the continued support of this member.

The Company does not have employment contracts with its key employees, including the majority shareholder who is the Chief Executive and Chief Technical Officer.

The amounts and terms of the above transactions may not necessarily be indicative of the amounts and terms that would have been incurred had comparable transactions been entered into with independent third parties.

6. EQUITY

The total number of shares of capital stock which the Company shall have authority to issue is one hundred million (100,000,000) common shares with a par value of $.01, of which 48,400,000 have been issued to founders. The Company intends to issue additional shares in an effort to raise capital to fund its operations. Common shareholders will have one vote for each share held.

No holder of shares of stock of any class is entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of shares of stock of any class, or of securities convertible into shares of stock of any class, whether now hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend.

The Company is currently engaged in the registration of its equity, for the purpose of raising cash through the issuance of common shares. Subsequent to the year-end an additional 2 million shares were issued to investors for cash. The Company through its proposed equity raise anticipates issuing an additional 2 million shares.

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
There are no preferred shares authorized or outstanding. There have been no warrants or options issued or outstanding.

7. COMMITMENTS

The Company utilizes space provided by the majority shareholder without charge. Rent was $0 for all periods presented.

8. CONTINGENCIES

Some of the officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities that become available. They may face a conflict in selecting between the Company and other business interests. The Company has not formulated a policy for the resolution of such conflicts.

From time to time the Company may become a party to litigation matters involving claims against the Company. Management believes that there are no current matters that would have a material effect on the Company's financial position or results of operations.

9. SUBSEQUENT EVENTS

Management has evaluated subsequent events and is not aware of any significant events that occurred subsequent to the balance sheet date but prior to the issuance of this report on November 16, 2011 that should be disclosed.

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
                                    SIGNATURE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amwest Imaging Incorporated

Dated: November 30, 2011                 By: /s/ Jason Gerteisen
                                             -----------------------------------
                                             Jason Gerteisen, President

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